UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004

KEYNOTE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 403-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

Exhibit 2.01

Exhibit 23.1

Exhibit 99.1

Exhibit 99.2

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

Item 9.01(a) of the Form 8-K filed by Keynote Systems, Inc. on September 17, 2004 is hereby amended to include the historical financial statements of Vividence Corporation and the accompanying report of Vividence Corporation’s independent auditors appearing in exhibit 99.1 to this report, which are incorporated herein by reference.

(b) Pro Forma Financial Information

Item 9.01(b) of the Form 8-K filed by Keynote Systems, Inc. on September 17, 2004 is hereby amended to include the pro forma financial information of Keynote Systems, Inc. prepared to give pro forma effect to the acquisition of Vividence Corporation appearing in exhibit 99.2 to this report, which is incorporated herein by reference.

(c) Exhibits

Item 9.01(c) of the Form 8-K filed by Keynote Systems, Inc. on September 17, 2004 is hereby amended to include (in addition to these exhibits originally filed) the exhibits listed in the Exhibit Index (following the Report’s signature page), which are filed with this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date: November 29, 2004	By:	/s/ Peter Maloney
Peter Maloney
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.01	Agreement and Plan of Reorganization, dated September 10, 2004 and closed September 15, 2004, by, and among Keynote Systems, Inc., Vivid Acquisition Corporation, Vividence Corporation and Jan Reed as the Shareholders’ Representative and Lease Representative

23.1	Consent of Rowbotham & Company LLP, Independent Auditors

99.1	Historical Financial Statements of Vividence Corporation

99.2	Unaudited Pro Forma Condensed Combined Financial Information